UNITED STATES

SECURITIES AND EXCHANGE COMMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2018

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8440 Jefferson Highway, Suite 101 Baton Rouge, Louisiana		70809
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

EXPLANATORY NOTE

On December 4, 2018, Business First Bancshares, Inc. (“Business First”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Form 8-K”), in connection with Business First’s acquisition of Richland State Bancorp, Inc. (“RSBI”) and its wholly owned subsidiary, Richland State Bank. This Current Report on Form 8-K/A amends Item 9.01 of the Form 8-K to present certain historical financial statements of RSBI and its consolidated subsidiaries and certain unaudited pro forma financial information of Business First relating to the effects of the acquisition and should be read in conjunction with the Form 8-K. Except as otherwise provided in this Current Report on Form 8-K/A, the Form 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited historical financial statements of RSBI and its consolidated subsidiaries as of and for the years ended December 31, 2017 and 2016 are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The unaudited consolidated balance sheet of RSBI as of September 30, 2018, and related consolidated statement of income for the nine months ended September 30, 2018 are included as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma consolidated financial statements of Business First as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017, which have been prepared to give effect to the acquisition and other related transactions, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited pro forma combined financial statements are presented for informational purposes only and do not purport to represent what Business First’s results of operations or financial position would have been had the transactions reflected occurred on the dates indicated or to project Business First’s financial position as of any future date or Business First’s results of operations for any future period.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Heard, McElroy & Vestal, LLC.
99.1	Audited consolidated financial statements of RSBI as of and for the years ended December 31, 2017 and 2016.
99.2	Unaudited consolidated financial statements of RSBI as of and for the nine months ended September 30, 2018.
99.3	Unaudited pro forma combined financial statements of Business First as of and for the nine months ended September 30, 2018 and the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 7, 2019

Business First bancshares, inc.

By:	/s/ David R. Melville, IIII
David R. Melville, IIII
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Heard, McElroy & Vestal, LLC.
99.1	Audited consolidated financial statements of RSBI as of and for the years ended December 31, 2017 and 2016.
99.2	Unaudited consolidated financial statements of RSBI as of and for the nine months ended September 30, 2018.
99.3	Unaudited pro forma combined financial statements of Business First as of and for the nine months ended September 30, 2018 and the year ended December 31, 2017.